MEMORANDUM OF AGREEMENT

        This Memorandum of Agreement ("AGREEMENT") is being entered into as of this ___ day of December, 1998 between Spyglass Entertainment Group, L.P., a Delaware limited partnership ("SPYGLASS") and Pony Canyon Inc., a December __, 1998 corporation ("PONY").

        Spyglass and Pony are hereby entering into an "output" distribution arrangement for the theatrical motion pictures produced and/or acquired by Spyglass, the principal terms and conditions of which are as follows:

        1. TERRITORY: The territory ("TERRITORY") shall be Japan.

        2. LICENSED RIGHTS: The Licensed Rights in the Territory shall be exclusive videocassette, videodisc and DVD distribution rights (and all other comparable format rights, whether now known or hereafter devised, which are or become generally considered to constitute part of "home video", as distinguished from television or non-theatrical, rights) ("LICENSED RIGHTS"). The Licensed Rights shall include, without limitation, exclusive so-called "commercial video" rights, as that term is commonly understood in the motion picture industry, but only as and to the extent that "commercial video" is or becomes a generally accepted form of exhibiting general audience feature-length theatrical motion pictures in the Territory; provided, that in no event shall Pony exercise "commercial video" rights for any Covered Picture until the completion of the initial theatrical run of such Covered Picture in the Territory. Pony's rights shall include, without limitation: (A) the right to create dubbed and subtitled versions, in the Licensed Language (as defined below), of the Covered Pictures, in connection with the exercise of the Licensed Rights; (B) the right to advertise and publicize the "home video" (including, without limitation, "commercial video") availability and exhibition of the Covered Pictures; and (C) the right to edit for censorship reasons (only), provided that any such editing shall be done in a manner consistent with any third party obligations of which Pony is advised by Spyglass on a timely basis. Pony shall not have the right to utilize any subdistributors in connection with its exercise of the Licensed Rights, without the prior written consent of Spyglass (not to be unreasonably withheld). Pony shall have the right to add an appropriate home video "distributor" credit for itself (in accordance with its customary practices) on each Covered Picture and in the packaging and advertising therefor.

        3. LICENSED LANGUAGES: The rights granted as the Licensed Rights are only for Japanese language versions (e.g., versions dubbed and/or subtitled in the Japanese language).

        4. RESERVED RIGHTS: All rights not expressly granted to Pony are reserved by Spyglass; provided, that Spyglass agrees that: (A) it will not exhibit, nor authorize the exhibition by any third party of, any Covered Picture by means of residential pay-per-view television (including, without limitation, residential video-on-demand television) in the Territory until the date which is 6 months after the First Availability Date (as defined in Paragraph 9 below) for such Covered Picture; (B) it will not exhibit, nor authorize the exhibition by any third party of, any Covered Picture by means of pay television or free



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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.


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television in the Territory until the expiration of customary "holdback" periods following the First Availability Date for such Covered Picture (such customary "holdback" periods to be, initially, 12 months from the First Availability Date in the case of pay television and 18 months from the First Availability Date in the case of free television, in each case subject to adjustment from time-to-time in accordance with the prevailing practice of the Major Studios in connection with the exploitation in the Territory of the television rights to their own theatrical motion pictures); and (C) Spyglass will not exhibit, nor authorize the exhibition by any third party of, any version of any Covered Picture by means of "home video" (including, without limitation, "commercial video") in the Territory during the License Term for such Covered Picture.

        5. COVERED PICTURES: As used herein, the term "COVERED PICTURES" shall mean and refer to all theatrical motion pictures which satisfy all of the following criteria: motion pictures (A) for which Spyglass controls the Licensed Rights for the Territory and which commence principal photography (or, if later, are first acquired by Spyglass) during the Output Term (as defined below), (B) which have "Budgeted Costs" (as defined below) of at least *** but not more than ***; provided, that such *** figure (i) is exclusive of any financing costs which Spyglass is required to pay in connection with an acquired (as distinguished from a Spyglass produced) theatrical motion picture, (ii) will be increased to *** for theatrical motion pictures which commence principal photography (or, in the case of acquisitions, which are acquired by Spyglass or which commence principal photography, whichever is later) during 2001, provided that such increase shall only apply with respect to any such otherwise applicable theatrical motion picture if it is, chronologically, the *** Covered Picture which commences principal photography (or, in the case of acquisitions, which is acquired by Spyglass or which commences principal photography, whichever is later) and (iii) will be increased to *** for theatrical motion pictures which commence principal photography (or, in the case of acquisitions, which are acquired by Spyglass or which commence principal photography, whichever is later) after 2001, provided that such increase shall only apply with respect to any such otherwise applicable theatrical motion picture if it is, chronologically, the *** Covered Picture which commences principal photography (or, in the case of acquisitions, which is acquired by Spyglass or which commences principal photography, whichever is later), (C) which are not *** (it being understood that a film such as "***" or "***" will not be considered "***" for this purpose notwithstanding the significant amount of ***contained therein), (D) which are not *** (E) which are primarily *** (as distinguished from being primarily ***) (F) which have an MPAA rating no more restrictive than "***" (or an equivalent rating under a comparable industry accepted rating system, should the MPAA rating system cease to exist) and (G) which are not *** (e.g., a motion picture that ***, such as "***", as distinguished from a motion picture that simply feature a *** "***"), after there have been *** Covered Pictures that are ***. Pony will have the option to acquire the Licensed Rights for the Territory (on the same terms and conditions applicable to the "Covered Pictures") for any theatrical motion picture that would otherwise qualify as a "Covered Picture" but for the fact that it fails to satisfy one or more of the eligibility criteria set forth in clauses (B)-(G) above (as applicable, an "OPTIONAL FILM"). With respect to each Optional Film, Spyglass shall deliver to Pony (I) the ***, (II) the *** and (III) a *** of the *** (including the***) in order for Pony to make its decision; such submission by



*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.


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Spyglass shall not occur until after a *** for such Optional Film has been identified and has become attached. Pony shall have *** from the date of its receipt of the foregoing for an Optional Film within which to exercise its option. If Pony does not elect to so acquire the Licensed Rights for the Territory for any such Optional Film as aforesaid, and if Spyglass shall thereafter be prepared to accept a bona fide license for the Licensed Rights for the Territory on terms and conditions less favorable to Spyglass than the terms and conditions applicable to Covered Pictures hereunder, Spyglass shall provide Pony with written notice ("OFFER NOTICE") setting forth such less favorable terms and conditions. Pony shall have *** from the date of its receipt of such Offer Notice to elect, by written notice to Spyglass, to license the Licensed Rights for such Covered Picture on the terms and conditions set forth in Spyglass' Offer Notice. If Pony elects to acquire the Licensed Rights for the Territory to an "Optional Film" (either in the first instance or in the exercise of its aforesaid first refusal rights) such "Optional Film" shall thereafter be deemed to constitute a "Covered Picture" for purposes of this Agreement and shall count toward the *** (or, if applicable,***) Covered Pictures described in Paragraph 8 below; if Pony does not make the foregoing election, Spyglass may proceed to close an arrangement with a third party for the Licensed Rights for such Optional Picture on the terms and conditions set forth in the Offer Notice (or on terms and conditions more favorable to Spyglass than those set forth in such Offer Notice), without any further obligation to Pony in connection therewith. Spyglass agrees that, except for *** theatrical motion pictures produced or acquired by Spyglass during the Output Term, Spyglass will control the Licensed Rights for the Territory for all theatrical motion pictures which Spyglass produces and/or acquires during the Output Term, and will, in any event, use its reasonable efforts to control the Licensed Rights for the Territory to all of the theatrical motion pictures which Spyglass produces and/or acquires during the Output Term.

        6. DISTRIBUTION EXPENSE COMMITMENT AND BUDGET FOR THE FIRST *** COVERED
PICTURES: Spyglass hereby agrees that the aggregate distribution expenses (including, without limitation, *** etc.) expended in connection with the theatrical distribution in the Territory of the first *** Covered Pictures (in this case only, excluding any Optional Picture which became a Covered Picture) shall equal or exceed *** Japanese Yen. Spyglass hereby further agrees that the aggregate costs reflected in the "***" budgets for the first *** Covered Pictures (in this case only, excluding any Optional Picture which became a Covered Picture) shall equal or exceed US***.

        7. RELEASE COMMITMENT: All Covered Pictures shall have a theatrical release in the United States by a "Major Studio" (defined as Twentieth Century Fox, The Walt Disney Company, Universal Studios, Inc., Paramount Pictures Corporation, Sony Pictures Entertainment and Warner Bros., including their theatrical distribution divisions, subsidiaries and affiliates. but excluding any so-called "classic" division, subsidiary or affiliate), and shall have a theatrical release in the Territory not later than *** after the general United States theatrical release of such Covered Picture.



*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.


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        8. OUTPUT TERM:

        A. OUTPUT TERM: The "OUTPUT TERM" shall be the period commencing on the date hereof and continuing until the date on which the *** Covered Picture commences principal photography (or, if later, is acquired by Spyglass).

        B. MUTUAL EARLY TERMINATION RIGHT: Notwithstanding the provisions of Paragraph 8.A, either party may elect to limit the number of Covered Pictures licensed by Spyglass to Pony under this Agreement to *** Covered Pictures, provided that such election must be made, if ever, by written notice provided to the other party not later than *** prior to the date on which the *** Covered Picture commences principal photography (or, if later, is acquired by Spyglass); provided, that Pony's right to make the foregoing election shall be exercisable by written notice provided to Spyglass prior to the later of (i) the date which is *** prior to the date on which the *** Covered Picture commences principal photography (or, if later, is acquired by Spyglass) or (ii) the date which is *** following the date of Pony's receipt of written notice from Spyglass informing Pony of the date on which the *** Covered Picture is scheduled to commence principal photography (or, if later, is scheduled to be acquired by Spyglass). If either party timely makes the foregoing election, then the "Output Term" shall be the period commencing on the date hereof and continuing until the date on which the *** Covered Picture commences principal photography (or, if later, is acquired by Spyglass).

        C. SPECIAL PONY EARLY TERMINATION RIGHTS: Pony shall have the unilateral right to elect to terminate the Output Term prior to its scheduled expiration date (pursuant to Paragraph 8.A or Paragraph 8.B, if applicable), under any of the following circumstances:

        (i) if, as of the date which is *** from the date hereof, Spyglass has not commenced principal photography on (or, if later, acquired) *** (or ***, in the event either party has made the election under Paragraph 8.B) Covered Pictures; or

        (ii) if, at any time prior to such applicable scheduled expiration date, Gary Barber shall cease to be employed by Spyglass as its chairman or co-chairman or otherwise ceases to be employed by Spyglass on an "exclusive" basis (as provided in his current Employment Agreement with Spyglass, subject to the exclusivity exclusions set forth therein), in each instance other than by reason of his death or disability; or

        (iii) if, as of the end of any *** period during the Output Term, less than *** Covered Pictures (i.e., only *** or *** Covered Pictures) have commenced principal photography (or, if later, been acquired by Spyglass) during such applicable *** period.

        In the event Pony desires to exercise its early termination right by reason of any of subparagraphs (i), (ii) or (iii) above, Pony must provide Spyglass with written notice of such election, no later than 30 days after the date upon which the applicable early termination right first arises (or, in the case of subparagraph (ii), the date upon which Spyglass informs



*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.


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Pony, in writing, of the occurrence described in subparagraph (ii), if later).
If Pony does timely provide such written notice of such early termination election, then the "Output Term" shall expire 30 days after the date on which Spyglass receives Pony's written notice and the Covered Pictures hereunder shall be limited to Covered Pictures that have commenced principal photography (or, if later, have been acquired by Spyglass) prior to such expiration date.

        D. EXTENSION NEGOTIATION: Not later than 6 months prior to the expiration of the Output Term, the parties shall negotiate, exclusively, in good faith, for a period of 45 days ("FIRST NEGOTIATION PERIOD"), regarding the terms and conditions of a possible extension of the Output Term. If the parties do not reach agreement during the First Negotiation Period, then Spyglass will be free to negotiate with third party distributors. If, however, Spyglass is prepared to accept an offer from a third party distributor on financial terms that are equal to or less favorable to Spyglass than the financial terms last offered by Pony, in writing, during the First Negotiation Period, then Spyglass shall present, in writing, the financial terms of the third party offer to Pony and Pony shall have 5 business days within which to provide Spyglass with written notice of its election to match the financial terms of the third party offer (failing which Spyglass will be free to enter into an agreement with a third party on such financial terms). Notwithstanding the foregoing, the first negotiation/first refusal rights herein described will not apply if (i) Spyglass intends to self-distribute its post-Output Term theatrical motion pictures or (ii) Spyglass intends to have its post-Output Term theatrical motion pictures distributed by a single entity on a worldwide basis or (iii) Pony has theretofore exercised its early termination right under Paragraph 8.B or 8.C above.

        9. LICENSE TERM: For each Covered Picture, the term of Pony's distribution rights therefor ("LICENSE TERM") shall be 7 years from its first availability (first availability is 6 months after initial theatrical release in the Territory; provided, that in no event shall first availability be prior to the home video "street date" in the United States) ("FIRST AVAILABILITY DATE"). Spyglass shall effect delivery of the requisite delivery materials (e.g., *** to a ***) for each Covered Picture sufficiently in advance of the First Availability Date for such Covered Picture to enable Pony to manufacture home video devices of such Covered Picture and distribute them to retail outlets in the Territory for sale to consumers on the First Availability Date; although payment of the Minimum Guarantee for a Covered Picture is conditioned only upon delivery of the "***" (i.e., *** to a ***), as provided in Paragraph 10 below, Spyglass shall additionally make available to Pony all other customary delivery materials in connection with each Covered Picture, at Spyglass actual costs (i.e., without a `mark-up").

        10. MINIMUM GUARANTEE: Pony agrees to pay a minimum guarantee equal to ***% of the lesser of the "Budgeted Costs" or the "Actual Costs" of each Covered Picture ("MINIMUM GUARANTEE"). The Minimum Guarantee shall be payable ***% on *** (i.e., when ***and ***% on the *** for such Covered Picture. "Budgeted Costs" of a Covered Picture shall mean the sum of (A) the ***, including *** (or ***) *** of $***, (B) a *** of up to ***% of the ***, (C) a Spyglass *** of no
more than ***% of the *** or $*** (whichever is less) capped at $*** in the aggregate for all Covered Pictures commencing principal



*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.


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photography in a given year, (D) the ***, (E) all ***, plus, in the case of acquisitions, (F) any other ***. "Actual Costs" of a Covered Picture shall mean the sum of (a) the*** , including *** (or ***) *** of $***, (b) a ***of no more than ***% of the *** or $*** (whichever is less) capped at $*** in the aggregate for all Covered Pictures commencing principal photography in a given year, (C) the ***, (D) all ***, plus, in the case of acquisitions, (E) any other ***

        Notwithstanding the foregoing paragraph of this Paragraph 10:

        (i) the calculation of "Budgeted Costs" and/or "Actual Costs", as applicable, actually used to calculate the Minimum Guarantee for each Covered Picture shall be no less favorable to Pony than the corresponding calculation applicable to the domestic distributor of such Covered Picture (i.e., the applicable releasing arm of The Walt Disney Company) in calculating its "minimum guarantee" payment to Spyglass for such Covered Picture; and

        (ii) the "Minimum Guarantee" for Spyglass' *** Covered Pictures shall be calculated in accordance with Exhibit "A" attached hereto (assuming, in the case of the first motion picture indicated on Exhibit "A", that it in fact is acquired by Spyglass), which calculations Spyglass represents and warrants comply with the requirements of the immediately preceding subparagraph (i).

        In connection with each Covered Picture, Spyglass will, at a minimum, provide Pony with a certified cost statement, certified by an officer of Spyglass, for purposes of establishing the amount of the Minimum Guarantee for such Covered Picture; in addition, Spyglass will provide Pony with such additional "costs" information as Spyglass provides to the domestic distributor (i.e., the applicable releasing arm of The Walt Disney Company) and to Taurus Film GmbH in connection with such Covered Picture. The foregoing cost statement provided by Spyglass will be without prejudice to Pony's right to audit Spyglass' applicable books and records for the applicable Covered Picture (such audit rights to be in accordance with customary terms) and/or to submit Spyglass' calculation to expedited binding AFMA arbitration in the event that the parties are unable to resolve any dispute regarding such calculation.

        If, with respect to any Covered Picture, the US$/Japanese Yen exchange rate in effect at the "Determination Date" (as defined below) shall be outside of the range of *** Japanese Yen to the US$ ("LOWER BENCHMARK") to *** Japanese Yen to the US$ ("UPPER BENCHMARK"), then the Minimum Guarantee for such Covered Picture shall be adjusted (upward or downward, as the case may be) by multiplying what would otherwise be the amount of the Minimum Guarantee by a fraction the denominator of which is the US$/Japanese Yen exchange rate (expressed in Japanese Yen) on the applicable Determination Date and the numerator of which is the Lower Benchmark or the Upper Benchmark (as applicable, and as expressed in Japanese Yen). By way of clarification, if, on the Determination Date, the US$/Japanese Yen exchange rate falls within the range of the Upper Benchmark to the Lower Benchmark, then such exchange rate shall not be relevant for



*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.


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purposes of calculating the amount of the applicable Minimum Guarantee payment.
As used herein, the term "DETERMINATION DATE" shall mean: (i) in the case of a Covered Picture for which Spyglass commences principal photography (as distinguished from an acquisition), the date upon which the applicable Covered Picture commences principal photography (or, if earlier, on the date that Spyglass locks its production financing for such Covered Picture); or (ii) in the case of a Covered Picture which is acquired by Spyglass after it has commenced principal photography, the date upon which Pony's applicable "Minimum Guarantee" payment becomes due and owing. In the case of an acquired Covered Picture, the foregoing provisions shall be separately applied with respect to each of the two installment payments of the Minimum Guarantee for such Covered Picture and, if otherwise triggered on any particular Determination Date relevant to such Covered Picture, shall only affect the installment of the Minimum Guarantee that is due and payable on such applicable Determination Date.

        11. DIVISION OF PROCEEDS/***: In connection with each Covered Picture, the "Gross Receipts" received by or credited to the account of Pony in connection with the exploitation of Pony's Licensed Rights (but with "Gross Receipts" measured "at the source" in connection with any subdistribution arrangement approved by Spyglass) shall be divided as follows: Pony shall be entitled to *** all *** ("DISTRIBUTION EXPENSES"), and the balance ("ACCOUNTABLE RECEIPTS") shall be divided (i) ***% to Spyglass and ***% to Pony (as its distribution fee) in the case of sales other than so-called "***" ***and (ii) ***% to Spyglass and ***% to Pony (as its distribution fee) in the case of so-called "***" ***; provided, that Pony shall have the right to recoup *** of its Minimum Guarantee payment for the applicable Covered Picture out of Spyglass' share of the Accountable Receipts of a Covered Picture before any portion thereof is payable to Spyglass. The ***, the ***, the ***, the ***, the *** and the *** shall be ***; notwithstanding the foregoing, Pony shall, prior to the Reconciliation Date (as defined below), account to Spyglass in the manner described in Paragraph 12 below on a ***; provided, that Pony may ***, in the aggregate, up to ***% of Spyglass' share of *** from ***, up to *** of *** Japanese Yen at any one time, and *** on any and all ***; provided further, that any amounts so withheld which are subsequently paid to Spyglass shall be *** but for *** (and any amounts so withheld shall, until *** on one or more *** or paid to Spyglass, as applicable, be *** in an ***).

        The Covered Pictures shall be *** as follows: if, as of the end of the *** following Pony's release of the last Covered Picture licensed under this Agreement (the "RECONCILIATION DATE"), Pony reasonably determines that the *** from all *** will be *** to enable Pony to *** (i) its *** for all of the *** plus (ii) its *** plus (iii) the full amount of its ***(any such deficiency being referred to herein as the "***"), then it shall provide Spyglass with a copy of its calculation; PROVIDED, that for purposes of calculating Pony's *** position and the ***, if any, Pony's distribution fee shall be set at ***%, rather than ***% (or ***%), retroactively and prospectively. If there is a ***, then the License Term for each of the Covered Pictures shall be extended for an additional *** years. If it is clearly ascertainable after valuing the Gross Receipts fees projected to be generated during such *** year extension that there will still be a ***, then Pony will be granted a *** year license for *** in the Territory; provided, that such rights shall only be granted to Pony to the extent necessary to



*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.


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enable Pony to eliminate the *** (e.g., if the *** is $*** and the *** rights are expected to generate $***, then the grant of *** granted to Pony shall be limited to such rights as may be necessary in order to recoup the remaining $***). If Spyglass disputes Pony's relevant calculations, then the parties shall meet to resolve the issue; if they are unable to resolve the issue, however, they shall submit the matter to binding arbitration (as contemplated by Paragraph 14.A below).

        12. STATEMENT/PAYMENTS: Pony shall provide Spyglass with periodic accounting statements with respect to each Covered Picture, said statements to be sent to Spyglass, together with any sums due and owing to Spyglass, *** after the end of the applicable accounting period. Accounting periods for a Covered Picture shall be monthly periods for the first year commencing with the month in which Pony's First Availability Date for the applicable Covered Picture occurs, and quarterly thereafter. All payments (including, without limitation, the Minimum Guarantees) shall be made in US Dollars and shall be subject to deduction of withholding taxes (if any) required under applicable law; provided, that with respect to any such withholding taxes so deducted by Pony, Pony shall provide Spyglass with appropriate certificates evidencing payment by Pony of such withholding taxes.

        13. DISTRIBUTION APPROVALS: Spyglass shall have customary approval rights over all material matters relating to Pony's exercise of its Licensed Rights, including, without limitation, (A) the decision to go rental vs. sell-through; (B) the decision as to the number of units initially ordered for duplication/shipment; (C) the minimum/maximum level of Distribution Expenses to be expended; and (D) all other key matters generally considered in connection with the development and implementation of a marketing/distribution plan. Spyglass shall not exercise its approval rights unreasonably. It is understood and agreed that Pony, in discharging its obligations under this Paragraph, may elect to submit a comprehensive marketing/distribution plan for a Covered Picture (inclusive of all of the material matters referred to above) to Spyglass for Spyglass' approval (not to be unreasonably withheld).

        14. MISCELLANEOUS:

        A. GOVERNING LAW. This agreement shall be governed by and construed in accordance with the laws of the State of California applicable to agreements made and to be performed entirely within the State of California. The parties hereto agree to submit to binding arbitration under the rules of the American Arbitration Association in Los Angeles, California for the resolution of any disputes arising out of or relating to this Agreement and the transactions contemplated hereby; the foregoing shall not preclude either party from seeking injunctive relief from a court of competent jurisdiction to enforce this Agreement and/or to prevent or enjoin any breaches under this Agreement. Each of the parties hereby agrees that exclusive jurisdiction over all claims or disputes between the parties relating to this Agreement that may be brought before a court of competent jurisdiction (pursuant to the immediately preceding sentence) will be the courts of the State of California and the federal courts for the Central District of California, and the parties hereby submit to the jurisdiction of such courts.



*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.


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        B. ASSIGNMENT. This Agreement shall not be assignable by either party hereto without the prior written consent of the other party hereto, except as hereinafter set forth. Spyglass will have the right to assign its rights and delegate its obligations under this Agreement to (i) any affiliate of Spyglass or (ii) any entity into which Spyglass may be merged or consolidated or (iii) any entity which acquires all or substantially all of the assets of Spyglass, and shall have the further right to assign and/or pledge it right to receive payments hereunder. In the event of any permitted assignment under (i), (ii) or
(iii), Spyglass shall nevertheless remain primarily (as distinguished from secondarily) liable and this Agreement will continue to apply to Spyglass' theatrical motion pictures, if any, on the terms and subject to the conditions set forth in this Agreement; provided further, that in the case of any assignment described in (ii) or (iii), if the same occurs prior to the scheduled (or other) expiration of the Output Term, Pony shall have a termination right analogous to its termination right under Paragraph 8.C.(ii) above (and with the same consequences in the event that such termination right is exercised) if Gary Barber is not a senior officer of, and subject to an "exclusive" employment agreement with, the applicable assignee (or an affiliate of such applicable assignee). Pony may assign its interests under this Agreement to any affiliate of Pony (without the need for Spyglass' consent), provided that Pony shall nevertheless remain primarily (as distinguished from secondarily) liable.

        C. CONFIDENTIALITY: Each of the parties hereby agrees that the initial press release regarding the parties entering into this Agreement, as well as any press release regarding the termination of this Agreement, shall require the mutual written approval of both parties. Other than as may be required by (i) applicable law, governmental order or regulation or by order or decree of any court of competent jurisdiction, (ii) as part of its normal reporting requirements or review procedures to its parent company, auditors, attorneys or other advisors or (iii) in connection with a possible sale, merger or other consolidation transaction involving it or its parent company: neither party hereto shall divulge or disclose to any third party any of the material terms and conditions of this Agreement, without the prior written consent of the other party hereto; provided, that Spyglass shall have the further right to disclose the material terms and conditions of this Agreement to the following third parties, provided that such third parties agree to treat such information as confidential: (a) to third party "profit" participants in connection with the Covered Pictures; or (b) actual or potential investors in Spyglass. In the event that disclosure is required pursuant to clause (i) above, the party so making disclosure shall so notify the other party (if possible, prior to making such disclosure and in any event as promptly as practicable) and shall seek confidential treatment of such information.

        D. REPRESENTATIONS, WARRANTIES AND INDEMNIFICATION: Each of the parties represents and warrants to the other as follows: (i) the warranting party has the full right, power, legal capacity and authority to enter into and carry out the terms of this Agreement, (ii) the warranting party is not party to any agreement, nor is it subject to any order, decree, rule or regulation, that would preclude its entering into and performing its obligations under this Agreement; and (iii) other than those consents (if any) which the warranting party has heretofore obtained, the warranting party is not required to obtain the consent of any third party in order to enter into and perform its obligations under this



*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

Agreement. Spyglass hereby further agrees that if it is determined, with respect to any Covered Picture, that such Covered Picture (I) infringes or violates the trademark, tradename, copyright, right of privacy or publicity or property right of any third party or (II) defames any third party, then, to the extent not otherwise covered by insurance, Spyglass shall indemnify and hold harmless Pony from and against any and all liability, loss, damage, cost and expense, including, without limitation, reasonable attorneys' fees (but excluding consequential damages) arising out of such infringement, violation or defamation.

        E. GENERAL: No waiver of any default or breach of this Agreement by either party shall be deemed a continuing waiver or a waiver of any other breach or default, no matter how similar. This Agreement may not be changed, modified, amended or supplemented, except in a writing signed by both parties. Each of the parties hereto shall execute, acknowledge and deliver any and all further documents and instruments, and shall take such further actions, as may be necessary, expedient or proper to implement, administer and effectuate the purpose and intent of this Agreement; each party shall be given a prior right to review and discuss (and, if applicable, negotiate regarding) the documents, instruments and/or actions that the other party is requested that it execute or perform. This Agreement is solely for the benefit of the parties hereto and is not intended to create any rights in any third parties. Each party shall bear its own expenses in connection with the transactions contemplated by this Agreement. This Agreement may be executed in one or more counterparts, all of which taken together shall be deemed to constitute one and the same agreement.

        The parties hereto intend to enter into more formal long-form documentation containing the above terms and conditions, together with standard terms and conditions consistent with the customary standard terms and conditions contained in long-form "output" distribution agreements involving Major Studios and taking into account the stature of Pony, which standard terms and conditions (to the extent not inconsistent with the above terms and conditions) are incorporated herein by this reference, subject to any changes thereto as the parties may mutually agree upon following good faith negotiations; however, unless and until such long-form documentation is signed, this Agreement shall constitute the legally binding agreement between the parties regarding the subject matter hereof.

        IN WITNESS WHEREOF, the parties are executing this Agreement as of the date herein above set forth.

PONY CANYON INC.

By:  /S/
   ----------------------------------
    Name:
    Title:


SPYGLASS ENTERTAINMENT GROUP, L.P.




----------------------------
*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

By: ASTRA ENTERTAINMENT GROUP, LLC
ITS: General Partner

By:  /S/ GARY BARBER
   ----------------------------------
    Name: Gary Barber
    Title: Co-Chairman and Chief
           Executive Officer

                                        EXHIBIT "A"

I.  UNTITLED MICHAEL MANN PROJECT:

    Direct Costs:                 US$***
    Contingency:                  US$  ***
    ***                           US$   ***
    ***                           US$   ***
    Total Budget (w/o interest)   US$***
    Interest "cap"                US$ *** (actual interest charged by *** not to
                                                    exceed ***)
    Sum of Total Budget
       w/ maximum interest)       US$ ***

II. SIXTH SENSE:

    Direct Costs:                 US$***
    Contingency:                  US$***
    ***:                          US$   ***
    ***                           US$   ***
    Total Budget (w/o interest)   US$***
          Interest "cap"          US$ *** (actual interest charged by *** not
                                                  to exceed ***)
    Sum of Total Budget
       w/ maximum interest)       US$ ***

III.      INSTINCT:

    Direct Costs:                 US$***
    CONTINGENCY:                  ***
    ***:                          US$   ***
    ***                           US$   ***
    Total Budget (w/o interest)   US$***
    Interest "cap"                US$ *** (actual interest charged by *** not to
                                                    exceed ***)
    Sum of Total Budget
       w/ maximum interest)       US$ ***

        In connection with each of the foregoing pictures, the Minimum Guarantee applicable thereto shall be ***% of the lesser of (i) the sum shown as the Sum of Total Budget (w/ maximum interest) for such picture or (ii) the aggregate of the actual Direct Costs (after applying any portion of the contingency actually utilized), the ***, ***, and actual interest paid (but not in excess of the applicable interest "cap") for such picture.




----------------------------
*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.